UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021 (July 1, 2021)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California 92705	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 8, 2021, Unrivaled Brands, Inc. (f/k/a “Terra Tech Corp.”) (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) disclosing that, on July 1, 2021, the Company completed its acquisition of UMBRLA, Inc., a Nevada corporation (“UMBRLA”), pursuant to the Agreement and Plan of Merger, dated March 2, 2021, by and among the Company, UMBRLA, Phoenix Merger Sub Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Dallas Imbimbo, as the stockholder representative for the UMBRLA stockholders (the “Transaction”).

This Amendment No. 1 on Form 8-K/A amends the Initial Filing to include the required historical financial statements of UMBRLA and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K as well as the related auditor consents and should be read in conjunction with the Initial Filing.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and UMBRLA would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Transaction.

Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of UMBRLA, Inc. as of December 31, 2020 and December 31, 2019 and for the years then ended are filed as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of Unrivaled Brands, Inc. (f/k/a Terra Tech Corp.) and UMBRLA, Inc. as of March 31, 2021 and the quarter then ended is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Armanino LLP – UMBRLA, Inc.

99.1

Audited Financial Statements of UMBRLA, Inc. as of December 31, 2020 and December 31, 2019 and for the periods from January 1, 2020 through December 31, 2020 and January 1, 2019 through December 31, 2019.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Unrivaled Brands, Inc. (f/k/a Terra Tech Corp.) and UMBRLA, Inc. as of March 31, 2021 and for the quarter then ended March 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: August 30, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

3